SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 28, 1997

                     MERIT Securities Corporation, Series 4

               (Exact name of registrant as specified in charter)

           Virginia                    03992              54-1736551
 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)             File Number)     Identification No.)

    10900 Nuckols Road
    Glen Allen, Virginia
    Attn:  Vice President                                         23060
    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number including area code (804) 217-5800


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                     MERIT Securities Corporation, Series 4

                                    Form 8-K

                                      INDEX

                                                                 Page Number

Item 5.           Other Events                                        3

Item 7.           Financial Statements and Exhibits                   3

SIGNATURES                                                            4



INDEX OF EXHIBITS                                                     5

                                       2


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ITEM 5.  OTHER EVENTS

The MERIT Securities Corporation, Series 4 makes monthly remittances to security holders. The latest remittance was made August 28, 1997. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.

Monthly Remittance Statement..........................................Exhibit 1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         1.  Monthly Remittance Statement dated as of August 28, 1997

                                       3

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 30, 1997                                  MERIT SECURITIES CORPORATION


                                                  By:_________________________

                                                  Name:    Lisa R. Cooke

                                                  Title:   Vice President

                                       4

                                INDEX OF EXHIBITS

                                                  Page of  Sequentially
                                                      Numbered Pages

1.       Monthly Remittance Statement dated                6-10
         as of  August 28, 1997

                                       5